UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 24, 2017

TCP INTERNATIONAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-36521	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Alte Steinhauserstrasse 1
6330 Cham, Switzerland
(Address of principal executive offices)
(330) 995-6111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, TCP International Holdings Ltd. (the “Company”) has been delinquent in filing its periodic reports with the Securities and Exchange Commission since the third quarter of 2015, including its Annual Report on Form 10-K for the year ended December 31, 2015. In light of this, the New York Stock Exchange (“NYSE”) has requested that the Company disclose on a Current Report on Form 8-K certain corporate governance information that otherwise would have been included in the Company’s 2015 Form 10-K and annual meeting proxy statement. In response to the request of the NYSE, the Company is providing the corporate governance information set forth herein.
As previously reported, the Company’s common stock was suspended from trading on the NYSE and the NYSE has commenced proceedings to delist the common stock. The Company has appealed the NYSE’s delisting determination, which appeal is currently pending.
Corporate Governance
Directors
Ellis Yan, who is age 62, has served as our Chairman and as a director since 2010, and formerly served as our Chief Executive Officer from 1993 to June 2015. He holds a bachelor’s degree in Accounting from Cleveland State University and received an Honorary Doctor of Business Administration degree from Cleveland State University. In 1989, Mr. Yan, together with his brother Solomon Yan, began developing, manufacturing and assembling lighting products in China. From November 2009 until October 2011, he served on the board of directors of GreenField Solar Corp., a company in the solar energy field making high intensity photovoltaic concentrator systems.
Solomon Yan, who is age 72, has served as our Vice-Chairman and as a director since 2010, and formerly served as our President from 1995 to August 2016. He holds a bachelor’s degree from East China University of Science and Technology. Mr. Yan has been in the lighting business since 1989 when he and his brother, Ellis Yan, began developing, manufacturing and assembling lighting products and the components used in those products in China.
Ralph Della Ratta, who is age 63, has served as our lead independent director since June 2015. He has served as the Founder and Managing Partner of Western Reserve Partners LLC, an investment banking firm, since 2004. Prior to this time, Mr. Della Ratta was the Senior Managing Director and Manager of the Investment Banking Division of McDonald Investments, Inc., an investment banking firm. He holds a Bachelor of Arts from Duke University, Master of Business Administration from the American Graduate School of International Management and a graduate degree in Banking from the Stonier Graduate School at Rutgers University. Mr. Della Ratta also serves on the board of directors of Olympic Steel Inc. and NDI Medical.
Eric Peterson, who is age 68, has served as an independent director of our company since June 2014. He served in various roles in merchandising at The Home Depot from 1991 to 2011, including Senior Vice President of Merchandising, President of New Business, and President, Northwest Division. He holds a bachelor’s degree in Business Administration from Sacramento State University.
George Strickler, who is age 68, has served as an independent director of our company since June 2014. He has served as the Executive Vice President of Stoneridge, Inc. since August 2016, and previously served as its Chief Financial Officer from January 2006 until August 2016. Mr. Strickler holds a bachelor’s degree in Accounting from Penn State University and a Master’s of Business Administration from the University of Akron.
C. Lee Thomas, who is age 62, has served as an independent director of our company since June 2015. He served in various roles with Ernst & Young LLP from 1976 to 2014, including as Managing Partner of the Cleveland office and Northeast Ohio Market Segment Leader. He holds a bachelor’s degree in Accounting from Baldwin Wallace University.
Director Independence
Our Corporate Governance Guidelines, which are available on our corporate website at http://investors.tcpi.com, provide that the Board shall be comprised of a majority of directors who qualify as independent directors in accordance with the listing standards of the NYSE.
No director will qualify as an independent director unless the Board has affirmatively determined that the director meets the standards for being an independent director established from time to time by the NYSE, the SEC and any other applicable governmental and regulatory bodies. To be considered independent under the rules of the NYSE, the Board must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Such director must also not be disqualified from being considered independent under Section 303A.02 of the NYSE Listed Company Manual.
The Board reviews annually the relationships that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of the NYSE or under applicable law, the directors are required to promptly inform the Chair of the Nominating and Corporate Governance Committee.
Based on these standards, our Board of Directors has determined that our non-employee directors, representing four of our six directors, are independent: Messrs. Della Ratta, Peterson, Strickler and Thomas.
The independent directors have appointed Mr. Della Ratta as lead independent director. The independent directors meet regularly in executive sessions, which are presided over by the lead independent director.
Committees of Our Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition, duties and responsibilities of these committees are set forth below. In the future, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.
Nominating and Corporate Governance Committee
Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at http://investors.tcpi.com. The charter requires that the committee consist of two or more directors who qualify as “independent” under the listing standards of the NYSE and as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”). Currently, the members of our Nominating and Corporate Governance Committee are Ralph Della Ratta, George Strickler, and Lee Thomas. George Strickler is the chair of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that Ralph Della Ratta, George Strickler, and Lee Thomas are independent under the listing standards of the NYSE and also qualify as “non-employee” directors within the meaning of Rule 16b-3.
During 2015, the Nominating and Corporate Governance Committee held one meeting.
Our Nominating and Corporate Governance Committee oversees and assists our Board of Directors in reviewing and recommending corporate governance policies and nominees for election to our Board of Directors and its committees. The Nominating and Corporate Governance Committee is responsible for, among other things: identifying and recommending to the Board individuals qualified to serve as our directors and on committees of the Board, advising the Board with respect to the Board composition, procedures and committees, developing and recommending to the Board a set of corporate governance guidelines and maintaining and updating such guidelines, as appropriate, reviewing, approving or ratifying related party transactions and other matters which may pose conflicts of interest, reviewing annually the performance of the Nominating and Corporate Governance Committee and overseeing the evaluation of the Board and our management.
Director Nomination Process
Although the Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership, the Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between ordinary general meetings of shareholders. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee also considers advice and recommendations from others as it deems appropriate.
The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee takes into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may establish procedures, from time to time, regarding shareholder submission of candidates.

Board Membership Criteria
The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of criteria required of Board members.
The Nominating and Corporate Governance Committee may apply several criteria in selecting nominees. At a minimum, the committee considers (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and (b) the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities. Additional factors that the committee may consider include a candidate’s specific experiences and skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the Board.
Audit Committee
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our corporate website at http://investors.tcpi.com. Our Audit Committee charter requires that the committee consist of three or more directors who satisfy NYSE independence requirements and additional independence criteria set forth under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10A-3(b)(1), our Board of Directors must consider whether the director has accepted, other than in his capacity as a member of the Board, consulting, advisory or other fees from us or whether he or she is an affiliated person of us. Currently, the members of our Audit Committee are Ralph Della Ratta, Eric Peterson, George Strickler, and Lee Thomas. Our Board of Directors has determined that all members are independent under the listing standards of the NYSE and Rule 10A-3(b)(1). Lee Thomas is the chair of our Audit Committee and qualifies as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.
During 2015, the Audit Committee held eight meetings. Additionally, beginning in September 2015, our Audit Committee conducted an investigation into certain payments made by the Company's Chairman, Ellis Yan, and into potential related party transactions involving Ellis Yan and the Company's Vice Chairman, Solomon Yan, as previously disclosed.
The Audit Committee is responsible for, among other matters: assisting the Board’s oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications and independence, and the performance of our independent auditors and our internal audit function; deciding whether to recommend to the shareholders of the Company that they should appoint our independent auditors, and to pre-approve all audit, audit-related and other services (if any) to be provided by our independent auditors, and; preparing the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in our annual proxy statement.
Pursuant to NYSE listing requirements, we have an internal audit function, including third-party providers, to assess risk management and internal controls.
Compensation Committee
Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our corporate website at http://investors.tcpi.com. Our charter requires that Compensation Committee members satisfy NYSE independence requirements and additional independence criteria set forth under Rule 10C-1 of the Securities Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10C-1, our Board of Directors must consider whether the director has accepted, other than in his capacity as a member of the Board, consulting, advisory or other fees from us or whether he or she is an affiliated person of us. Each of the members of our Compensation Committee qualifies as an independent director pursuant to NYSE rules, Rule 10C-1 as well as Section 162(m) of the Internal Revenue Code of 1986, as amended. Currently, the members of our Compensation Committee are Ralph Della Ratta, Eric Peterson, George Strickler, and Lee Thomas. Eric Peterson is the chair of our Compensation Committee.
During 2015, the Compensation Committee held three meetings.
Our Compensation Committee oversees our compensation policies, plans and programs. The Compensation Committee is responsible for, among other things: reviewing and recommending policies, plans and programs relating to compensation and benefits of our directors, officers and employees; reviewing and recommending compensation and the corporate goals and objectives relevant to compensation of our CEO; reviewing and approving compensation and corporate goals and objectives relevant to compensation for executive officers other than our CEO; evaluating the performance of our CEO and other executive officers in light of established goals and objectives; and administering our equity compensations plans for our employees and directors.

Code of Business Conduct and Ethics
We have a code of business conduct and ethics, entitled the Code of Business Conduct, which applies to our directors and all employees. In addition, we have a Code of Ethics for Principal Executive and Senior Financial Officers that supplements the Code of Business Conduct and is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller and such other persons who are designated by the Board of Directors. The Code of Business of Conduct and the Code of Ethics for Principal Executive and Senior Financial Officers both are available on our corporate website at http://investors.tcpi.com.

Communicating with Directors
Shareholders and interested parties may communicate directly with our lead independent director, or the independent directors as a group by mailing such communications to Lead Independent Director, TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, or e-mailing such communications to ir@tcpi.com. Such communications may be confidential and/or anonymous.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCP INTERNATIONAL HOLDINGS LTD.
By:	/s/ Zachary Guzy
Zachary Guzy Interim Chief Financial Officer

Date: January 24, 2017